SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                               FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         August 23,  2018
                          Date of Report
                 (Date of Earliest Event Reported)

                        VIVOS HOLDINGS INC.
       (Exact Name of Registrant as Specified in its Charter)

               SNOWY FOREST ACQUISITION CORPORATION
        (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55893                 82-3674573
(State or other       (Commission File Number)      (IRS Employer
jurisdiction
of incorporation)

                       22 Baltimore Road
                  Rockville, Maryland 20850
         (Address of principal executive offices) (zip code)

                         571-383-2501
         (Registrant's telephone number, including area code

ITEM 3.02 Unregistered Sales of Equity Securities

     On August 24, 2018, Vivos Holdings, Inc. (formerly Snowy Forest Acquisition Corporation) (the "Registrant" or the "Company") issued shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 99.6% of the total outstanding 50,250,000 shares of common stock as follows:

          Igly Trust          10,000,000
          Ovvan Yayu Trust    20,000,000
          Judos Trust         20,000,000

     With the issuance of the stock and the redemption of 19,750,000 shares of stock (discussed below), the Company effected a change in its control and the shareholder(s) elected new management of the Company. The Company intends to effect business combinations with several related companies engaged in multi-disciplinary staffing and related activities. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On August 23, 2018, the following events occurred which resulted in a change of control of the Registrant:

        The Registrant cancelled an aggregate of 19,750,000 of the then 20,000,000 shares of outstanding stock valued at par.

        The then current officers and directors resigned.

        New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 19, 2018 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to develop the business of Vivos Corp., a private multi-disciplinary staffing company through business acquisitions and other activities.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On August 23, 2018, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         The following persons were appointed as directors of the
          Registrant:

    Naveen Doki, M.D., was appointed to serve as President, Secretary and Chief Financial Officer of the Registrant.

    Naveen Doki, M.B.B.S., serves as President, Secretary, and Chief Financial Officer and a director of the Registrant. Dr. Doki has been in private medical practice at HOCNOVA, Virginia since 2012 specializing in Hematology Oncology. He is Board Certified in Medical Oncology by ABIM as well as Internal Medicine. Dr. Doki received his medical degree from J. Nehru Medical College, Belgaum, India in 1998, completed his internship in 2000 at King George Hospital, Vizag, India and completed his Internal Medicine Residency from 2005-2008 at UCI Medical Center, Irvine, California. He was the winner of the best Medical Oncology Research Award for USC/Norris Cancer Center in 2010. Since 2016, Dr. Doki has pursued an active interest in and is a majority owner in several tech companies including Maslow Media Group, Inc., Media Solutions, Inc., US IT Solutions, Inc., and 360 IT Professionals, Inc.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             VIVOS HOLDINGS INC.
Date: August 24, 2018
                             /s/  Dr. Naveen Doki